UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2003

SCIENTIFIC-ATLANTA, INC.

(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	1-5517 (Commission File Number)	58-0612397 (IRS Employer Identification No.)

5030 Sugarloaf Parkway, Lawrenceville, Georgia 30044

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 236-5000

Not Applicable

(Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

On July 17, 2003, Scientific-Atlanta, Inc. issued a press release announcing financial results for the quarter and year ended June 27, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

On July 17, 2003, Scientific-Atlanta also held a telephone conference call that was webcasted and that was complementary to the press release announcing financial results for the quarter and year ended June 27, 2003. A transcript of this telephone conference call is attached hereto as Exhibit 99.2.

This information, furnished under “Item 12. Results of Operations and Financial Condition” of Form 8-K, is being provided under Item 9 pursuant to SEC interim filing guidance provided in SEC Release No. 33-8216.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003

SCIENTIFIC-ATLANTA, INC.

By: /s/ Wallace G. Haislip
Name: Wallace G. Haislip Title: Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release by Scientific-Atlanta, Inc., dated July 17, 2003, announcing financial results for the quarter and year ended June 27, 2003.

99.2	Transcript of Conference Call by Scientific-Atlanta, Inc., dated July 17, 2003, complementary to the press release announcing financial results for the quarter and year ended June 27, 2003.

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